                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)
                                       OF

                             THE UNION CORPORATION
           PURSUANT TO THE OFFER TO PURCHASE, DATED DECEMBER 24, 1997
                                       BY
                        SHERMAN ACQUISITION CORPORATION
                           A WHOLLY-OWNED SUBSIDIARY
                                       OF
                           OUTSOURCING SOLUTIONS INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, JANUARY 23, 1998, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                            ------------------------

           BY MAIL:                        BY HAND:                     BY OVERNIGHT:
   ChaseMellon Shareholder         ChaseMellon Shareholder         ChaseMellon Shareholder
       Services, L.L.C.                Services, L.L.C.                Services, L.L.C.
     Post Office Box 3301          120 Broadway-13th Floor            85 Challenger Road
  South Hackensack, NJ 07606          New York, NY 10271           Mail Drop--Reorg. Dept.
     Attn: Reorganization            Attn: Reorganization         Ridgefield Park, NJ 07660
          Department                      Department                 Attn: Reorganization
                                                                          Department

                            FACSIMILE TRANSMISSION:

                                 (201) 329-8936

                              CONFIRMATION OF FAX:

                                 (201) 296-4860

                                       DESCRIPTION OF SHARES TENDERED

                NAME(S) AND ADDRESS(ES) OF
                   REGISTERED HOLDER(S)
                (PLEASE FILL IN, IF BLANK,
               EXACTLY AS NAME(S) APPEAR(S)                                  SHARES TENDERED
                   ON THE CERTIFICATES)                           (ATTACH ADDITIONAL LIST IF NECESSARY)
                                                                             TOTAL NUMBER OF
                                                                 SHARE           SHARES          NUMBER OF
                                                              CERTIFICATE     EVIDENCED BY        SHARES
                                                              NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
                                                             Total Shares...................
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any Share Certificate(s)
 delivered to the Depositary are being tendered. See Instruction 4.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by shareholders if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or The Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Stockholders." Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary for the Offer (as defined herein).

    Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution: _____________________________________________

    CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

    DTC  / /         PDTC       / /       (check one)
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
    Name(s) of Registered Holder(s): ___________________________________________
    Window Ticket Number (if any): _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Institution which Guaranteed Delivery: _____________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, CHECK BOX OF APPLICABLE BOOK-ENTRY TRANSFER FACILITY:

    DTC  / /         PDTC       / /       (check one)
    Account Number: ____________________________________________________________
    Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Sherman Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Outsourcing Solutions Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.50 per share (collectively with the associated Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of March 14, 1988, between the Company and First National Bank of Boston, as Rights Agent, as amended (the "Rights Agreement"), the "Shares"), of The Union Corporation, a Delaware corporation (the "Company"), pursuant to the Purchaser's offer to purchase all of the outstanding Shares at a price of $31.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 24, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitutes the "Offer").

    Upon the terms and conditions of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares and other securities issued or issuable in respect thereof on or after December 22, 1997 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and the conditions of the Offer.

    The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby and all Distributions which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered pursuant to the Offer, immediately upon the Purchaser's acceptance of such Shares and all Distributions for payment the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares tendered hereby (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase, the tender of Shares hereby made is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or certificate(s) to:
Name: __________________________________________________________________________
                                 (PLEASE PRINT)
Address: _______________________________________________________________________
 _______________________________________________________________________________
                               (INCLUDE ZIP CODE)
 _______________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                      (SEE SUBSTITUTE FORM W-9 ON REVERSE)
Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer account at:
DTC ____________________________________________________________________________
PDTC ___________________________________________________________________________
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

    To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name: __________________________________________________________________________
                                 (PLEASE PRINT)

Address: _______________________________________________________________________

 _______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 _______________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                      (SEE SUBSTITUTE FORM W-9 ON REVERSE)

                                   IMPORTANT
                            SHAREHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holder(s):

Dated:             , 199

(Must be signed by the registered holder(s) exactly as names(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

NAME(S): _______________________________________________________________________
                                 (PLEASE PRINT)

CAPACITY (FULL TITLE): _________________________________________________________

ADDRESS: _______________________________________________________________________

 _______________________________________________________________________________
                               (INCLUDE ZIP CODE)

(AREA CODE AND TELEPHONE NO.)                                  (TAX IDENTIFICATION AND SOCIAL SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: ________________________________________________

Dated: _________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the instruction entitled "Special Payment Instructions" or the instruction entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or a facsimile thereof, properly completed and duly executed with any required signature guarantees, or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

    Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary on or prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as a Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

    If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO FRACTIONAL SHARES WILL BE PURCHASED. ALL TENDERING SHAREHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES FOR PAYMENT.

    3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by Share Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the Shares tendered hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or, in the circumstances permitted hereby, if Share Certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Managers at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

    9. SUBSTITUTE FORM W-9. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides his or her taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements can be obtained from the Depositary. Failure to provide the information on the form may subject the tendering shareholder to 31% U.S. federal income tax withholding on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space for the TIN in
Part 1 of the Substitute Form W-9, sign and date the form and provide it to the Depositary. Notwithstanding that "Applied For" is written on Part 1 and the certification is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided.

    10. LOST OR DESTROYED CERTIFICATES. If any Share Certificates have been lost or destroyed, the stockholder should promptly notify the Company's transfer agent, Boston EquiServe at (800) 733-5001. The stockholder will then be instructed as to the procedure to be followed in order to replace the Share Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                           IMPORTANT TAX INFORMATION

    The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 9)

                       PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
SUBSTITUTE                        PART 1--PLEASE PROVIDE
FORM W-9                          YOUR TIN AT RIGHT AND                  SOCIAL SECURITY NUMBER
Department of the                 CERTIFY BY SIGNING AND                           OR
Treasury                          DATING BELOW
Internal Revenue Service                                             EMPLOYEE IDENTIFICATION NUMBER
PART 2--For Payees exempt from Backup Withholding: Write Taxpayer     PAYER'S REQUEST FOR ("TIN")
Identification Certification "Exempt" in this Part 2, enter your                   X
correct TIN in Part 1 and sign and date this form.
PART 3--CERTIFICATION--Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.

    The Internal Revenue Service does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.
SIGNATURE:____________________________________________________       DATE: _____
NAME (PLEASE PRINT):____________________________________________________________
ADDRESS:________________________________________________________________________
CITY, STATE AND ZIP CODE:_______________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885

                     THE DEALER MANAGERS FOR THE OFFER ARE:

   LA ZARD FRERES & CO. LLC          GOLDMAN, SACHS & CO.
     30 Rockefeller Plaza
          59th Floor                   85 Broad Street
   New York, New York 10020        New York, New York 10004
        (212) 632-6717                  (212) 902-1000